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                                                                    EXHIBIT 10.7


                                AMENDMENT NO. 1
                              TO RIGHTS AGREEMENT
                                      OF
                             MCMORAN OIL & GAS CO.

     This Amendment No. 1 (the "Amendment") to the Rights Agreement between McMoRan Oil & Gas Co. (the "Company") and Mellon Securities Trust Company, as Rights Agent (the "Rights Agent"), dated May 19, 1994 by and between the Company and the Rights Agent (the "Rights Agreement") is dated and effective as of July 14, 1997.

                              W I T N E S S E T H

     WHEREAS, Section 29 of the Rights Agreement grants the Board of Directors of the Company the exclusive power and authority to amend the Rights Agreement;

     WHEREAS, the Company intends to undertake a rights offering (the "Rights Offering") in which it will distribute to holders of record of its common stock, par value $.01 per share ("Common Stock"), transferable subscription rights to subscribe for and purchase additional shares of Common Stock for a price to be determined (the "Subscription Price");

     WHEREAS, the Company intends to enter into each of a master agreement (the "Master Agreement") and a standby purchase agreement (the "Standby Purchase Agreement") with Freeport-McMoRan Resource Partners, Limited Partnership ("FRP");

     WHEREAS, pursuant to the Master Agreement, the Company and FRP will, subject to certain conditions, enter into the Standby Purchase Agreement pursuant to which FRP will be obligated to purchase all remaining shares of Common Stock not purchased in the Rights Offering (the "Standby Commitment") and if FRP does not acquire at least 30% of the outstanding Common Stock pursuant to the Standby Commitment, it will have the option to purchase at the Subscription Price up to a 30% ownership interest in the Company after giving effect to the completion of the Rights Offering, and the purchase of shares pursuant to the Standby Commitment and the option;

     WHEREAS, pursuant to the Master Agreement, the Company and FRP will enter into a Stockholder Agreement in connection with the consummation of the transactions contemplated by the Standby Purchase Agreement that will govern FRP's ownership and acquisition of Common Stock; and

     WHEREAS, the Company's Board of Directors desires to amend the Rights Agreement to permit FRP and the Company to enter into and consummate the transactions contemplated by the Master Agreement and the Standby Purchase Agreement without triggering the rights under the Rights Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties agree as follows:
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     1.   The definition of "Acquiring Person" in Section 1 of the Rights
Agreement is hereby amended and restated to read in its entirety as follows:

     "Acquiring Person" means any Person who, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan; provided, however, that for the purpose of determining shares of Common Stock beneficially owned by Oppenheimer Group, Inc., all shares of Common Stock beneficially owned by Oppenheimer Group, Inc. on the Distribution Date shall be excluded; and provided further, however, that, neither Freeport-McMoRan Resource Partners, Limited Partnership ("FRP") nor any of FRP's Affiliates or Associates shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, no Person shall become an Acquiring Person if (i) such Person has become the Beneficial Owner of 15% or more of the shares of Common Stock, (ii) the acquisition by such Person of the shares that equal or exceed 15% of the shares of Common Stock was made without apparent knowledge of the potential implications of such acquisition under this Agreement and (iii) either (A) within 10 days after the Company has notified such Person that the Company has become aware of such potential implications, such Person ceases to be the Beneficial Owner of 15% or more of the shares of Common Stock or (B) prior to receiving such notice such Person ceases to be the Beneficial Owner of 15% or more of the shares of Common Stock.

     2. Footnote 2 to the term "Distribution Date" within the description of "Transfer" in Exhibit C to the Rights Agreement (the "Summary of Terms") is hereby amended to read in its entirety as follows:

Distribution Date means the earlier of:

(1) the 10th day after public announcement that any person has become an Acquiring Person (as defined in the note below) and

(2) the 10th business day after the date of the commencement of a tender or exchange offer by any person which would, if consummated, result in such person becoming an Acquiring Person, in each case, subject to extension by a majority of the Directors not affiliated with the Acquiring Person.

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     3.   The definition of the term "Flip-In" defined in the Summary of Terms is hereby amended to read in its entirety as follows:

If any person becomes an Acquiring Person,/+/ then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of the Company's Common Stock having a market value of twice the Purchase Price.

/+/Acquiring Person means any Person who, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan; provided, however, that for the purpose of determining shares of Common Stock beneficially owned by Oppenheimer Group, Inc., all shares of Common Stock beneficially owned by Oppenheimer Group, Inc. on the Distribution Date shall be excluded; and provided further, however, that, neither Freeport-McMoRan Resource Partners, Limited Partnership ("FRP") nor any of FRP's Affiliates or Associates shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, no Person shall become an Acquiring Person if (i) such Person has become the Beneficial Owner of 15% or more of the shares of Common Stock, (ii) the acquisition by such Person of the shares that equal or exceed 15% of the shares of Common Stock was made without apparent knowledge of the potential implications of such acquisition under this Agreement and (iii) either (A) within 10 days after the Company has notified such Person that the Company has become aware of such potential implications, such Person ceases to be the Beneficial Owner of 15% or more of the shares of Common Stock or (B) prior to receiving such notice such Person ceases to be the Beneficial Owner of 15% or more of the shares of Common Stock.

     4. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

     5. Except as specifically amended by this Amendment, the Rights Agreement shall remain in full force and effect.

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     6.   Any reference to "this Agreement" or "the Rights Agreement" shall be deemed to be a reference to the Rights Agreement as amended hereby.

     7. This Amendment, all rights hereunder and provisions hereof, shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflict of laws.

     8. This Amendment may be executed by the parties in one or more counterparts, all of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the day and year first above written.

                              McMoRan OIL & GAS CO.

Attest:

By:  /s/ Michael C. Kilanowski, Jr.         By:  /s/ Richard C. Adkerson
    ______________________________              _______________________________
      Michael C. Kilanowski, Jr.                      Richard C. Adkerson
             Secretary                           Co-Chairman of the Board and
                                                    Chief Executive Officer


                                            MELLON SECURITIES TRUST COMPANY

Attest:

By:  /s/ Patricia A. Hoffman                By:  /s/ Joyce Davis
    ______________________________              _______________________________
    Name: Patricia A. Hoffman                   Name: Joyce Davis
    Title: Vice President                       Title: Assistant Vice President
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